EXHIBIT 1


                                   $25,000,000

                     SOUTHERN COMPANY CAPITAL FUNDING, INC.


            Series B Floating Rate Senior Notes due February 1, 2004


                             UNDERWRITING AGREEMENT



                                                            January 30, 2002

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

                  Southern Company Capital Funding, Inc., a Delaware corporation ("SoCo Capital"), and The Southern Company, a Delaware corporation (the "Company" and, together with SoCo Capital, the "Offerors"), confirm their agreement (the "Agreement") with you (the "Underwriter") with respect to the sale by SoCo Capital and the purchase by the Underwriter of $25,000,000 aggregate principal amount of the Series B Floating Rate Senior Notes due February 1, 2004 (the "Notes"). The Notes will be guaranteed by the Company with respect to interest and principal, including payments on acceleration, redemption and otherwise (the "Notes Guarantee") pursuant to the terms of the Indenture (hereinafter defined). The Notes and the related Notes Guarantee are referred to herein as the "Securities."

                  The Offerors understand that the Underwriter proposes to make a public offering of the Notes as soon as the Underwriter deems advisable after this Agreement has been executed and delivered.

                  The Notes will be issued pursuant to an Indenture, dated as of February 1, 2002 (the "Base Indenture"), among SoCo Capital, the Company and The Bank of New York, as trustee (the "Trustee"), and a second supplemental indenture to the Base Indenture, dated as of February 1, 2002 (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), among SoCo Capital, the Company and the Trustee.

                  Pursuant to a Calculation Agent Agreement, dated as of February 1, 2002 (the "Calculation Agent Agreement"), between SoCo Capital and The Bank of New York, as calculation agent thereunder (the "Calculation Agent"), SoCo Capital has engaged the Calculation Agent to perform certain services with respect to the floating interest rate on the Senior Notes.

Section 1.        REPRESENTATIONS AND WARRANTIES.
                  ------------------------------

                  The Offerors jointly and severally represent and warrant to each Underwriter as follows:

(a) A registration statement on Form S-3 (File Nos. 333-65178, 333-65178-01, 333-65178-02 and 333-65178-03), in respect of the Notes, the Notes Guarantee and certain other securities ("Registered Securities") has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission"); such registration statement, as amended, and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriter, has been declared effective by the Commission in such form (except that copies of the registration statement, as amended, and any post-effective amendment delivered to the Underwriter need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act, being hereinafter called a "Preliminary Prospectus"); such registration statement, as it became effective, including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the time such registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Registered Securities, in the form in which it was included in the Registration Statement at the time it became effective, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and the Prospectus as amended or supplemented in final form by a prospectus supplement relating to any of the Registered Securities in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the Securities Act in accordance with
Section 3(g) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented Prospectus".

(b) The documents incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder and, when read together with the Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that neither SoCo Capital nor the Company makes any warranty or representation to the Underwriter with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to SoCo Capital or the Company by the Underwriter expressly for use in the Final Supplemented Prospectus; or (B) any information set forth in the Final Supplemented Prospectus under the caption "Description of the Series B Senior Notes - Book Entry Only Issuance -- The Depository Trust Company."

(c) The Registration Statement, the Prospectus and the Final Supplemented Prospectus comply, in all material respects, in form and substance, with the applicable provisions of the Securities Act, the Exchange Act, the Trust Indenture Act of 1939, as amended (the "TIA") and the rules and regulations of the Commission thereunder and neither the Registration Statement, the Prospectus, nor the Final Supplemented Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that neither the Company nor SoCo Capital makes any warranties or representations with respect to (A) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) (collectively, the "Form T-1") under the TIA, (B) statements or omissions made in the Registration Statement, the Prospectus or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to SoCo Capital or the Company by the Underwriter expressly for use therein or (C) any information set forth in the Final Supplemented Prospectus under the caption "Description of the Series B Senior Notes - Book-Entry Only Issuance -- The Depository Trust Company".

(d) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.

     (e) Since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company.

     (f) Since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, except as otherwise stated therein, there has not been any material adverse change or, to the best of the Company's knowledge, any development involving a prospective material adverse change in or affecting the business, properties or financial condition of SoCo Capital (it being understood that any such change involving only the Company shall not constitute such a change with respect to SoCo Capital).

     (g) The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware, and has due corporate authority to conduct the business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and the Indenture and to issue and deliver the Notes Guarantee.

     (h) SoCo Capital has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to conduct its business, as described in the
Registration Statement and the Prospectus, to enter into and perform its obligations under this Agreement and the Indenture and to issue the Notes.

     (i) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

     (j) The Indenture has been duly authorized by SoCo Capital and the Company and, on the Closing Date, will have been duly executed and delivered by SoCo Capital and the Company, and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will, on the Closing Date, constitute a valid and binding obligation of each of SoCo Capital and the Company, enforceable against each in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Enforceability Exceptions"); the Indenture will conform in all material respects to all statements relating thereto contained in the Final Supplemented Prospectus; and on the Closing Date, the Indenture will have been duly qualified under the TIA.

     (k) The issuance and delivery of the Notes have been duly authorized by SoCo Capital and, on the Closing Date, the Notes will have been duly executed by SoCo Capital and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final Supplemented Prospectus, will constitute valid and legally binding obligations of SoCo Capital, enforceable against SoCo Capital in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Final Supplemented Prospectus.

     (l) The Notes Guarantee has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Indenture by the Trustee, the Notes Guarantee will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent enforcement thereof may be limited by the Enforceability Exceptions.

     (m) The Calculation Agent Agreement has been duly authorized by SoCo Capital and, on the Closing Date, will have been duly executed and delivered by SoCo Capital, and assuming due authorization, execution and delivery of the Indenture by the Trustee and the Calculation Agent Agreement by the Calculation Agent, the Calculation Agent Agreement will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions.

     (n) Neither the Company nor SoCo Capital is and, after giving effect to the offering and sale of the Notes, will be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     (o) The execution, delivery and performance by the Offerors of this Agreement and the Indenture, by the Company of the Notes Guarantee, and by SoCo Capital of the Notes and the Calculation Agent Agreement and the consummation by the Offerors of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder shall have been duly authorized by all necessary action (corporate or otherwise) on the part of the Offerors and do not and will not result in any violation of the charter or bylaws of the Company or SoCo Capital and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of SoCo Capital or the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which SoCo Capital or the Company is a party or by which either of them may be bound or to which any of their properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to SoCo Capital or the Company or materially adverse to the transactions contemplated by this
Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over SoCo Capital or the Company, or any of their respective properties.

     (p)  No  authorization,   approval,  consent  or  order  of  any  court  or
governmental authority or agency is necessary in connection with the issuance and sale of the Notes or the offering of the Notes or the transactions contemplated in this Agreement, except (A) such as may be required under the Securities Act or the rules and regulations thereunder; (B) such as may be required under the Public Utility Holding Company Act of 1935, as amended; (C) the qualification of the Indenture under the TIA; and (D) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.

     Section    2.  SALE  AND DELIVERY TO UNDERWRITER;  CLOSING.

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, SoCo Capital agrees to sell to the Underwriter and the Underwriter agrees to purchase from SoCo Capital, $25,000,000 aggregate principal amount of Notes at a price equal to 100% of the principal amount thereof.

     (b) Payment of the purchase price for, and delivery of certificates for, the Notes shall be made at the offices of Troutman Sanders, LLP, 600 Peachtree Street, N.E., Atlanta, Georgia at 10:00 A.M., New York time, on February 1, 2002 or such other time, place or date as shall be agreed upon by the Underwriter, SoCo Capital and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to SoCo Capital, by wire transfer in federal funds at the Closing Date, against delivery to the Underwriter of certificates for the Notes to be purchased by it. Certificates for the Notes shall be in such denominations and registered in such names as the Underwriter may request in writing at least two business days before the Closing Date. The delivery of the Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York or its designee, and the Underwriter shall accept such delivery.

     (c) The certificate(s) for the Notes will be made available for examination and packaging by the Underwriter not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.

     Section 3. COVENANTS OF THE OFFERORS.

                  Each of the Offerors jointly and severally covenants with the Underwriter as follows:

     (a) The Offerors, on or prior to the Closing Date, will deliver to the Underwriter conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Underwriter orally of the issuance of any stop order under the Securities Act with respect to the Registration Statement, or the institution of any proceedings therefor, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Offerors will deliver to the Underwriter sufficient conformed copies of the Registration Statement, the Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) and, from time to time, as many copies of the Prospectus and the Final Supplemented Prospectus as the Underwriter may reasonably request for the purposes contemplated by the Securities Act or the Exchange Act.

     (b) The Offerors will furnish the Underwriter with copies of each amendment and supplement to the Prospectus and the Final Supplemented Prospectus relating to the offering of the Notes in such quantities as the Underwriter may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus shall be required by law in connection with the sale of any Notes by an Underwriter or dealer, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriter, shall occur, which in the opinion of the Company or of Underwriter's counsel should be set forth in a supplement to or an amendment of the Final Supplemented Prospectus in order to make the Final Supplemented
Prospectus not misleading in the light of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Supplemented Prospectus in order to comply with the Securities Act or the Exchange Act, the Company forthwith will (i) notify the Underwriter to suspend solicitation of purchases of the Notes and (ii) at its expense, make any such filing or prepare and furnish to the Underwriter a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Final Supplemented Prospectus is delivered, not misleading or which will effect any other necessary compliance. In case the Underwriter is required to deliver a prospectus in connection with the sale of any Notes after the expiration of the period specified in the preceding sentence, the Company, upon the request of the Underwriter, will furnish to the Underwriter, at the expense of the Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the Securities Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the Exchange Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Underwriter and Dewey Ballantine LLP.

     (c) The Offerors will endeavor, in cooperation with the Underwriter, to qualify the Notes and, to the extent required or advisable, the Notes Guarantee, for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Underwriter may designate; provided, however, that neither of the Offerors shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

     (d) The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the Securities
Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

     (e) During a period of 15 days from the date of this Agreement, neither SoCo Capital nor the Company will, without the Underwriter's prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Notes, any security convertible into or exchangeable into or exercisable for the Notes or any debt securities substantially similar to the Notes (except for the Notes issued pursuant to this Agreement and the Series A 5.30% Senior Notes due February 1, 2007).

     (f) As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the Securities Act, the Company will file the Final Supplemented Prospectus with the Commission and will advise the Underwriter of such filing and will confirm such advice in writing.

     Section 4. PAYMENT OF EXPENSES.

                  The Company will pay all expenses incident to the performance of each Offeror's obligations under this Agreement, including, but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Notes to the Underwriter, (iii) the fees and disbursements of the Company's and SoCo Capital's counsel and accountants, (iv) the qualification of the Notes, and to the extent required or advisable, the Notes Guarantee, under securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriter of copies of the Registration Statement as originally filed and of each amendment thereto and of the Final Supplemented Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriter of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee and the Calculation Agent, including the fees and disbursements of counsel for the Trustee and the Calculation Agent in connection with the Calculation Agent Agreement, the Indenture and the Notes, (ix) any fees payable in connection with the rating of the Notes, (x) the cost and charges of any transfer agent or registrar and (xi) the cost of qualifying the Notes with the Depository Trust Company.

                  Pursuant to the terms of the letter agreement, dated as of January 30, 2002, between the Underwriter and the Company, the Underwriter shall reimburse the Company for certain of the expenses described above in this
Section 4 incurred by the Company in connection with the offering of the Notes.

                  Except as otherwise provided in Section 9 hereof, the Underwriter shall pay all the expenses incurred by them in connection with their offering of the Notes, including fees and disbursements of their counsel, Dewey Ballantine LLP.

     Section     5.      CONDITIONS  OF  UNDERWRITER'S  OBLIGATIONS.

                  The obligations of the Underwriter to purchase and pay for the Notes are subject to the following conditions:

     (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Final Supplemented Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424.

     (b) Orders of the Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriter or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Underwriter, are deemed acceptable to the Underwriter and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriter and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

     (c) On the Closing Date the Underwriter shall have received:

     (1) The opinion, dated the Closing Date, of Troutman Sanders LLP, counsel for the Company, substantially in the form attached hereto as Schedule
         I.

     (2) The opinion, dated the Closing Date, of Pillsbury Winthrop LLP, counsel to the Trustee and the Calculation Agent, substantially in the form attached hereto as Schedule II.

     (3) The favorable opinion, dated as of the Closing Date, of Dewey Ballantine LLP, counsel for the Underwriter, substantially in the form attached hereto as Schedule III.

     (4) At the Closing Date, there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Offerors, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the Chairman of the Board, the President or any Vice President of the Company and SoCo Capital, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date,
(iii) the Offerors have complied with all agreements and satisfied all conditions on their respective parts to be performed or satisfied on or prior to the Closing Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

     (5) On the Closing Date, the Underwriter shall have received from Arthur Andersen LLP a letter dated the Closing Date to the effect that: (A) they are independent public accountants with respect to the Company within the meaning of the Securities Act and the rules and regulations under the Securities Act; (B) in their opinion, the financial statements audited by them and incorporated by reference in the Final Supplemented Prospectus comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the rules and regulations under the Exchange Act; and (C) on the basis of certain limited procedures performed through a specified date not more than five business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) performing the procedures specified by the American Institute of Certified Public Accountants ("AICPA") for a review of interim financial information as described in Statement on Auditing Standards No. 71, "Interim Financial Information", on the unaudited financial statements, if any, of the Company incorporated in the Final Supplemented Prospectus and of the latest available unaudited financial statements of the Company, if any, for any calendar quarter subsequent to the date of those incorporated in the Final Supplemented Prospectus; and (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Arthur Andersen LLP make no representations as to the sufficiency of such procedures for the Underwriter's purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any, incorporated in the Final Supplemented Prospectus, for them to be in conformity with generally accepted accounting principles; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the unaudited amounts of Operating Revenues, Earnings From Continuing Operations Before Interest and Income Taxes, Earnings From Continuing Operations Before Cumulative Effect of Accounting Change and Consolidated Net Income and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred Dividend Requirements (Pre-Income Tax Basis) set forth in the Final Supplemented Prospectus do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in Registration Statement; (4) as of a specified date not more than five business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest audited balance sheet incorporated in the Final Supplemented Prospectus, except in each case for changes or decreases which (i) the Final Supplemented Prospectus discloses have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by draw-downs under existing pollution control financing arrangements, (iv) are occasioned by draw-downs and regularly scheduled payments of capitalized lease obligations, (v) are occasioned by the purchase or redemption of debt securities or stock to satisfy mandatory or optional redemption provisions relating thereto, or (vi) are disclosed in such letter, and except for any change in long-term debt of a subsidiary of the Company which does not exceed $20,000,000, unless the aggregate of all such changes exceeds $200,000,000, in which case this exception does not apply; and (5) the unaudited amounts of Operating Revenues, Earnings From Continuing Operations Before Interest and Income Taxes, Earnings From Continuing Operations Before Cumulative Effect of Accounting Change and Consolidated Net Income and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred Dividend Requirements (Pre-Income Tax Basis) for any calendar quarter subsequent to those set forth in (3) above, which if available shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Final Supplemented Prospectus.

     (6) On the Closing Date, Dewey Ballantine LLP, counsel for the Underwriter, shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors, in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Underwriter and Dewey Ballantine LLP, counsel for the Underwriter.

     (7) That no amendment or supplement to the Registration Statement, the Prospectus or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the Exchange Act) shall be unsatisfactory in form to Dewey Ballantine LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of the Underwriter) which, in the reasonable judgment of the Underwriter, shall materially impair the marketability of the Notes.

     (8) The Offerors shall have performed their respective obligations when and as provided under this Agreement.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Offerors at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(b) hereof.

     Section   6.    CONDITIONS   OF   THE    OBLIGATIONS   OF   THE   OFFERORS.

     The obligations of the Offerors shall be subject to the conditions set forth in the first sentence of Section 5(a) and in Section 5(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Underwriter. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 7 and 9(b) hereof.

     Section 7. INDEMNIFICATION.

     (a) The Offerors jointly and severally agree to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, Exchange Act or otherwise, and to reimburse the Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Final

Supplemented Prospectus, if the Offerors shall furnish to the Underwriter any amendments or any supplements thereto, or shall make any filings pursuant to
Section 13 or 14 of the Exchange Act which are incorporated therein by reference, in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus as so amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such
Registration  Statement,   Preliminary  Prospectus,   Prospectus  or  the Final
Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by, or through the Underwriter for use therein and except that this indemnity with respect to the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus, if the Offerors shall have furnished any amendment or supplement thereto, shall not inure to the benefit of the Underwriter (or of any person controlling the Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Notes to any person if a copy of the Preliminary Prospectus, the
Prospectus  or  the  Final  Supplemented   Prospectus  (exclusive  of documents
incorporated therein by reference), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Underwriter to such person with or prior to the written confirmation of the sale involved and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus as supplemented or amended at the time of such confirmation. The Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Offerors on account of its agreement contained in this Section 7, to notify the Offerors in writing of the commencement thereof but the omission of the Underwriter so to notify the Offerors of any such action shall not release the Offerors from any liability which it may have to the Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7. In case any such action shall be brought against the Underwriter or any such person controlling the Underwriter and the Underwriter shall notify the Offerors of the commencement thereof as above provided, the Offerors shall be entitled to participate in (and, to the extent that they shall wish, including the selection of counsel, to direct) the defense thereof, at their own expense. In case the Offerors elect to direct such defense and select such counsel, the Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of the Underwriter or controlling person unless the employment of such counsel has been authorized in writing by the Offerors in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

     (b) The Underwriter agrees, to indemnify and hold harmless the Company, SoCo Capital, their directors and such of their officers who have signed the Registration Statement, and each person, if any, who controls the Offerors within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act to the same extent and upon the same terms as the indemnity agreement of the Offerors set forth in Section 7(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Offerors by, or through the Underwriter for use therein.

     Section 8. REPRESENTATIONS,  WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

                  All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Offerors submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by, or on behalf of the Offerors and shall survive delivery of the Notes to the Underwriter.

     Section 9. TERMINATION OF AGREEMENT.

     (a) The Underwriter may terminate this Agreement, by notice to the Offerors, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended,
(ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgement of the Underwriter, the marketability of the Notes shall have been materially impaired.

     (b) If this Agreement shall be terminated by the Underwriter pursuant to subsection (a) above or because of any failure or refusal on the part of the Offerors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Offerors shall be unable to perform their obligations under this Agreement, then in any such case, the Company will reimburse the Underwriter for the reasonable fees and disbursements of Dewey Ballantine LLP and for the out of pocket expenses (in an amount not exceeding a total of $10,000) reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Notes and, upon such reimbursement, the Offerors shall be absolved from any further liability hereunder, except as provided in Sections 4 and 7.

          Section 10. NOTICES.

          All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Don Hansen, Registration; notices to the Offerors shall be directed to the Company or SoCo Capital c/o: Southern Company Services, Inc., 270 Peachtree Street N.W., Atlanta, Georgia 30303, Attention:
     Christopher J. Kysar.

          Section 11. PARTIES.


                  This Agreement shall inure to the benefit of and be binding upon the Underwriter, SoCo Capital, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter, SoCo Capital and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter, SoCo Capital and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

          Section 12. GOVERNING LAW AND TIME.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

          Section 13. COUNTERPARTS.

                  This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to SoCo Capital and the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter, SoCo Capital and the Company in accordance with its terms.

                 Very truly yours,

     T           THE SOUTHERN COMPANY


                   By:
                        -----------------------------------------------
                        Title:


                   SOUTHERN COMPANY CAPITAL
                   FUNDING, INC.


                   By:
                        -----------------------------------------------
                        Title:





CONFIRMED AND ACCEPTED,
as of the date first above written

GOLDMAN, SACHS & CO.


By:
   -----------------------------------------
          (Goldman, Sachs & Co.)

                                                             Schedule I


                                       [Letterhead of TROUTMAN SANDERS LLP]


                                                              ________ __,2002


Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004


                     SOUTHERN COMPANY CAPITAL FUNDING, INC.
                  SERIES B FLOATING RATE SENIOR NOTES DUE ____

Ladies and Gentlemen:

                  We have acted as counsel to The Southern Company (the "Company") in connection with (i) the issuance and sale by Southern Company Capital Funding, Inc. ("SoCo Capital") of $25,000,000 aggregate principal amount of its Series B Floating Rate Senior Notes due _____ (the "Notes") pursuant to an Indenture dated as of __________, among SoCo Capital, the Company and The Bank of New York, as trustee, as supplemented by the Second Supplemental Indenture dated as of __________ __, 2002 (collectively, the "Indenture"); and
(ii) its issuance of a guarantee (the "Notes Guarantee") of the Notes pursuant to the terms of the Indenture. The Notes are being sold to you today pursuant to the terms of a Underwriting Agreement dated __________, 2002 (the "Underwriting Agreement"), among the Company and SoCo Capital and you, as the underwriter (the "Underwriter"). Pursuant to a Calculation Agent Agreement, dated as of February __, 2002 (the "Calculation Agent Agreement"), between SoCo Capital and The Bank of New York, as calculation agent thereunder (the "Calculation Agent"), SoCo Capital has engaged the Calculation Agent to perform certain services with respect to the floating interest rate on the Notes. This opinion is being delivered to you pursuant to Section 5(c)(1) of the Underwriting Agreement.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the Registration Statement on Form S-3 (Nos. 333-65178, 333-65178-01, 333-65178-02 and 333-65178-03) pertaining to the Notes (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act") and the prospectus dated ___________, 2001, as supplemented by a prospectus supplement dated __________, 2002 (the "Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2000, the Quarterly Reports on Form 10-Q of the Company for the quarters ended ________________________ and the Current Reports on Form 8-K of the Company dated _______________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate authority to conduct the business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Indenture and the Underwriting Agreement.

                  2. SoCo Capital has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to conduct the business, as described in the Prospectus, to enter into and perform its obligations under the Underwriting Agreement, the Calculation Agent Agreement and the Indenture and to issue the Notes.

                  3. The execution, delivery and performance by the Offerors of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Offerors.

                  4. All orders, consents or other authorizations or approvals of the Commission legally required for the issuance and delivery of the Notes and the Notes Guarantee have been obtained; such orders are sufficient for the issuance and delivery of the Notes and the Notes Guarantee; the issuance and delivery of the Notes and the Notes Guarantee conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any United States federal governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and delivery of the Notes and the Notes Guarantee in accordance with the terms of the Underwriting Agreement.

                  5. Each of the Calculation Agent Agreement and the Indenture has been duly authorized, executed and delivered by SoCo Capital and, assuming the due authorization, execution and delivery thereof by the Calculation Agent and the Trustee, respectively, constitutes a valid and legally binding instrument of SoCo Capital, enforceable against SoCo Capital in accordance with its terms, subject to the qualifications that the enforceability of SoCo Capital's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and each of the Indenture and the Notes Guarantee conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  6. The Notes have been duly authorized and executed by SoCo Capital and, when authenticated by the Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of SoCo Capital, enforceable against SoCo Capital in accordance with their terms, subject to the qualifications that the enforceability of SoCo Capital's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Prospectus.

                  7. Each of the Indenture and the Notes Guarantee has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Notes Guarantee may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  8. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  9. The execution, delivery and performance by the Company of the Indenture and the performance by the Company of the Notes Guarantee do not and will not result in any violation of the Certificate of Incorporation or the By-Laws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument known to us to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise) of the Company), (B) any existing applicable law, rule or regulation applicable to the Company (other than the securities or blue sky laws of any jurisdiction, as to which we express no opinion) or (C) any judgment, order or decree known to us of any government, governmental instrumentality, or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company.

                  10. Neither the Company nor SoCo Capital is and, after giving effect to the offering and sale of the Notes, will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 5, 6 and 7 above. In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Arthur Andersen LLP and with your counsel. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of ___________, ____, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

                  We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Delaware and New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Dewey Ballantine LLP may rely on this opinion in giving their opinion pursuant to Section 5(c) of the Underwriting Agreement insofar as such opinion relates to matters of Georgia law.

                              Yours very truly,


                              TROUTMAN SANDERS LLP

                                                           Schedule II

                     [Letterhead of Pillsbury Winthrop LLP]

                                                       __________ __, 2002

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

                     SOUTHERN COMPANY CAPITAL FUNDING, INC.
                 Series B Floating Rate Senior Notes due _______

Ladies and Gentlemen:

                  We have acted as counsel to The Bank of New York (the "Bank") in connection with (a) the Senior Note Indenture, dated as of February 1, 2002 (the "Original Indenture"), among The Southern Company (the "Company"), Southern Company Capital Funding, Inc. ("SoCo Capital") and the Bank, as Trustee and (b) the Second Supplemental Indenture dated as of ___________ __, 2002 (together with the Original Indenture, herein called the "Indenture"), among the Company, SoCo Capital and the Bank, as Trustee, and (c) the Calculation Agent Agreement, dated as of ____________ (the "Calculation Agent Agreement"), between SoCo Capital and the Bank as Calculation Agent.

                  In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion, including copies of the Indenture, the Calculation Agent Agreement and certain resolutions adopted by the Board of Directors of the Bank.

                  Based upon the foregoing, we are of the opinion that:

                           i) the Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

                           ii) the Bank has the corporate trust power and authority to execute, deliver and perform its duties under the Indenture and Calculation Agent Agreement, has duly executed and delivered the Indenture and the Calculation Agent Agreement, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by SoCo Capital and the Company, each of the Indenture and the Calculation Agent Agreement constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

                           iii) the execution, delivery and performance by the Bank of the Indenture and the Calculation Agent Agreement do not conflict with or constitute a breach of the charter or bylaws of the Bank; and

                           iv) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Indenture or the Calculation Agent Agreement or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

                  We are admitted to practice only in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York and the Federal law of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be relied upon by any other person or used, circulated, quoted or otherwise referred to for any other purpose.

                                                     Very truly yours,

                                                     PILLSBURY WINTHROP LLP

                                                                 Schedule III



                      [Letterhead of DEWEY BALLANTINE LLP]



                                                       __________ __, 2002

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

                                  SOUTHERN COMPANY CAPITAL FUNDING, INC.
                             Series B Floating Rate Senior Notes due ______

Ladies and Gentlemen:

         In connection with (i) the issuance and sale by Southern Company Capital Funding, Inc. ("SoCo Capital") of $25,000,000 principal amount of its Series B Floating Rate Senior Notes due ___________ (the "Notes") pursuant to an Indenture dated as of __________, among Southern Company Capital Funding, Inc. ("SoCo Capital"), The Southern Company (the "Company"), and _________________, as trustee (the "Trustee"), as supplemented by the Second Supplemental Indenture dated as of _______________, (collectively, the "Indenture"); and (ii) the Company's issuance of a guarantee (the "Notes Guarantee") of the Notes pursuant to the terms of the Indenture, we have acted as counsel to you. Pursuant to a Calculation Agent Agreement date as of _____________ (the "Calculation Agent Agreement"), between SoCo Capital and The Bank of New York, as calculation agent thereunder (the "Calculation Agent"), SoCo Capital has engaged the Calculation Agent to perform certain services with respect to the floating rate on the Notes. This opinion is being delivered to you pursuant to Section 5(c)(3) of the Underwriting Agreement.

         All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

         In rendering the opinions expressed below, we have examined the Registration Statement on Form S-3 (Nos. 333-65178, 333-65178-01, 333-65178-02
and 333-65178-03) pertaining to the Notes (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act") and the related prospectus dated ___________, 2001, as supplemented by a prospectus supplement dated __________, 2002 (the "Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2000, the Quarterly Reports on Form 10-Q of the Company for the quarters ended ___________________ and the Current Reports on Form 8-K of the Company dated ___________________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

         Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as aforesaid and as to all matters covered hereby which are governed by or dependent upon the laws of the State of Georgia upon the opinion of Troutman Sanders LLP dated the date hereof and addressed to you, that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate authority to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Indenture and the Underwriting Agreement.

                  2. SoCo Capital has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to conduct the business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under the Underwriting Agreement, the Calculation Agent Agreement and the Indenture and to issue the Notes.

                  3. The execution, delivery and performance by the Offerors of the Underwriting Agreement have been duly authorized by all necessary corporate action of the Offerors, and the Underwriting Agreement has been duly executed and delivered by the Offerors.

                  4. All orders, consents, or other authorizations or approvals of the Commission legally required for the issuance and delivery of the Notes and the Notes Guarantee have been obtained; such orders are sufficient for the issuance and delivery of the Notes and the Notes Guarantee; the issuance and delivery of the Notes and the Notes Guarantee conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any United States federal governmental body is legally required for the issuance and delivery of the Notes and the Notes Guarantee in accordance with the terms of the Underwriting Agreement.

                  5. Each of the Indenture and the Calculation Agent Agreement has been duly authorized, executed and delivered by SoCo Capital and, assuming the due authorization, execution and delivery thereof by the Trustee and the Calculation Agent, respectively, constitutes a valid and legally binding instrument of SoCo Capital, enforceable against SoCo Capital in accordance with its terms, subject to the qualifications that the enforceability of SoCo Capital's obligations under the Indenture and the Calculation Agent Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  6. The Notes have been duly authorized and executed by SoCo Capital and, when authenticated by the Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of SoCo Capital enforceable against SoCo Capital in accordance with their terms, subject to the qualifications that the enforceability of SoCo Capital's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Prospectus.

                  7. Each of the Indenture and the Notes Guarantee has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Notes Guarantee may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes Guarantee conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  8. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 5, 6 and 7 above. In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with counsel for the Company, and with representatives of Arthur Andersen LLP. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of __________ 2002, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

         We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States, and to the extent set forth herein, the laws of the States of Delaware and Georgia.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent, except that Troutman Sanders LLP may rely on this opinion in giving its opinions dated the date hereof pursuant to Section 5(c)(1) of the Underwriting Agreement and Sections 102, 302 and 904 of the Indenture, insofar as such opinions relate to matters of New York law.

                                                     Very truly yours,

                                                     DEWEY BALLANTINE LLP